Exhibit 10.1
FOURTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT is made as of October 17, 2011 (this “Fourth Amendment”) between FIELDPOINT PETROLEUM CORPORATION, a Colorado corporation (“Borrower”), and CITIBANK, N.A., a national banking association (formerly known as Citibank Texas, N.A.) (“Lender”).
RECITALS
A. Borrower and Lender are parties to a that certain Loan and Security Agreement dated effective as of October 18, 2006, as amended by that certain First Amendment to Loan and Security Agreement dated effective as of May 29, 2009, that certain Second Amendment to Loan and Security Agreement dated effective as of August 12, 2009, and that certain Third Amendment to Loan and Security Agreement dated effective as of November 10, 2009, reflecting a Line of Credit from Lender to Borrower, as evidenced by among other documents, a Promissory Note dated October 18, 2006 executed by Borrower in favor of Lender in the original principal amount of $50,000,000.00 and the Agreement (collectively, the “Agreement”).
B. The parties desire to amend and reaffirm the Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Same Terms. All terms used herein which are defined in the Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the “Agreement” shall mean the Agreement, as amended by this Fourth Amendment, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:
“Effective Date” means October 17, 2011.
“Modification Papers” means this Fourth Amendment, Guarantor Confirmation Letters, Officer’s Certificate and all of the other documents and agreements executed in connection with the transactions contemplated by this Fourth Amendment.
2. Conditions Precedent. The transactions contemplated by this Fourth Amendment shall be deemed to be effective as of the Effective Date, when the following conditions have been complied with to the satisfaction of Lender, unless waived in writing by Lender.
A. Fourth Amendment to Loan Agreement. This Fourth Amendment shall be in full force and effect.
B. Guarantor Confirmation Letters. Bass Petroleum, Inc., Raya Energy Corp. and Ray D. Reaves, Jr. shall have executed a letter in favor of Lender (the “Guarantor Confirmation Letter”) confirming that their separate Guaranties remain in full force and effect, which shall be satisfactory in form and substance to Lender.
C. Officer’s Certificate. Authorization satisfaction in form and substance to Lender authorizing the execution, delivery and performance of the Modification Papers.

FOURTH AMENDMENT TO LOAN AGREEMENT

D. Representations and Warranties. All representations and warranties contained in the Loan Documents and the Modification Papers shall be true and correct in all material respects as though the same have been made on and as of the Effective Date.
E. Extension Fee. Borrower shall have paid to Lender a fee for the maturity date extension in the amount of $42,500.
F. Fees and Expenses. Borrower shall have paid all reasonable expenses of Lender in connection with the preparation of the Modification Papers, including but not limited to, the fees and expenses of counsel for Lender.
3. Amendments to Agreement. The amendments contemplated by this Fourth Amendment shall be effective as of the Effective Date, subject to Section 2 above.
A. Amendment to Applicable Margin. As of the Effective Date, Section 1.5 of the Agreement shall be amended to read in its entirety as follows:
“1.5 Applicable Margin. shall mean, for any day with respect to any Revolver Loan or with respect to the commitment fees payable hereunder, as the case may be, the Applicable Margin per annum set forth below under the caption “Applicable Prime Rate”, “Libor Rate” or “Commitment Fee Rate”, as the case may be, based upon the Borrowing Base Usage as of such determination date.

				Commitment
		Applicable	Libor	Fee
Category	Borrowing Base Usage	Prime Rate	Rate	Rate
1.	Greater than or equal to 75%	2.25%	3.25%	0.50%
2.	Greater than or equal to 50% but less than 75%	2.00%	3.00%	0.50%
3.	Less than 50%	1.75%	2.75%	0.50	% ”
B. Maturity Date Extension. As of the Effective Date, Section 1.51 of the Agreement shall be amended to read in its entirety as follows:
“Maturity Date shall mean, unless the Note is sooner accelerated pursuant to Section 10.2 hereof, October 18, 2014.”
C. Decrease in Revolving Credit Borrowing Base. As of the Effective Date, Section 3.1 of the Agreement shall be amended to read in its entirety as follows:
“Revolving Credit Borrowing Base. Until further determination by the Lender pursuant to the semiannual determinations of Section 3.2(a) below or otherwise pursuant to Section 3.4 hereof, the Lender and the Borrower each agrees and stipulates that the Revolving Credit Borrowing Base is $8,500,000, subject to the conditions precedent required by the provisions of Article V hereof.”

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4. Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers and the Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof; (c) all representations and warranties contained in Article IX of the Agreement are true and correct in all material respects; and (d) No Events of Default exist.
5. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Lender now has or may have in the future under or in connection with the Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.
6. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Fourth Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
7. Incorporation of Certain Provisions by Reference. The provisions of Section 11.5 of the Agreement are incorporated herein by reference for all purposes.
8. Entirety, Etc. This instrument and all of the other Loan Documents embody the entire agreement between the parties. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
(signatures on next page)

FOURTH AMENDMENT TO LOAN AGREEMENT	Page 3

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to be effective as of the date and year first above written.

BORROWER:	LENDER:

FIELDPOINT PETROLEUM CORPORATION, a Colorado corporation	CITIBANK, N.A., a national banking association (formerly known as Citibank Texas, N.A.)

By:	By:
Ray D. Reaves, Jr.	Ryan Watson
President	Senior Vice President
Acknowledged and accepted as of the Effective Date by the following Loan Parties:

BASS PETROLEUM, INC., a Texas corporation

By:		By:
	Ray D. Reaves, Jr.		Ray D. Reaves, Jr.
President

RAYA ENERGY CORP., a Texas corporation

By:
Ray D. Reaves, Jr.
President

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